UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest events reported)    March 19, 2002
                                                            ------------------
                                                              March 19, 2002
                                                            ------------------



                               PNM RESOURCES, INC.
                               -------------------
                    (Formerly known as Manzano Corporation)
             (Exact name of registrant as specified in its charter)


           New Mexico                                           85-0468296
----------------------------                             -----------------------
(State or Other Jurisdiction                                 (I.R.S. Employer
      of Incorporation)                                  Identification) Number)



             Alvarado Square, Albuquerque, New Mexico    87158
             ----------------------------------------    -----
             (Address of principal executive offices)  (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)

                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.  Other Events

     PNM Resources, Inc. is holding its 2002 Annual Meeting of Shareholders on May 14, 2002. In 2001, the annual meeting of shareholders of its predecessor, Public Service Company of New Mexico (PNM), was held on July 3, 2001. In accordance with applicable rules of the Securities and Exchange Commission (SEC) and the advance notice provisions in PNM Resources bylaws, the 2001 proxy statement for PNM stated on page 32 that the deadline for submitting shareholder proposals for possible inclusion in the 2002 proxy statement of PNM Resources was January 24, 2002 and that a shareholder proposal submitted outside the processes of the SEC's proxy rules would be considered untimely if submitted after February 24, 2002.

     Since the 2002 Annual Meeting on May 14, 2002 is being held more than 30 calendar days before the anniversary date of last year's annual meeting, PNM Resources believes that the above deadlines for submitting shareholder proposals continue to govern as they provide a reasonable time before PNM Resources begins to mail its proxy materials for the 2002 Annual Meeting.


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               PNM RESOURCES, INC.
                                   ---------------------------------------------
                                                   (Registrant)


Date:  March 19, 2002                            /s/ John R. Loyack
                                   ---------------------------------------------
                                                   John R. Loyack
                                        Vice President, Corporate Controller
                                            and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)


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